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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 12, 1999


                             Quanta Services, Inc.
            (Exact name of registrant as specified in its charter)

         Delaware                 001-13831            74-2851603
(State or other jurisdiction   (Commission         (IRS Employer
      of incorporation)           File Number)      Identification No.)

1360 Post Oak Boulevard, Suite 2100
Houston, Texas                                        77056
(Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code:  (713) 629-7600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 12, 1999 Quanta Services, Inc. (the "Company"), through a wholly owned subsidiary, acquired in a single transaction The Ryan Company, Inc. ("Ryan"). Ryan supplies electric power contracting services and maintenance and repair services for government entities. The Company intends to continue such operations.

     The terms of the acquisition of Ryan were the result of arms'-length negotiations. The aggregate consideration for Ryan consisted of the assumption of certain liabilities, 263,665 shares of the Company's Common Stock and $21.4 million in cash, which was funded with the Company's cash and borrowings under the Company's syndicated credit facility, the agent of which is Bank One, Texas, NA. (the "Credit Facility").

     On February 16, 1999, the Company through a wholly owned subsidiary acquired in a single transaction Northern Line Layers, Inc. ("Northern"). Northern is a telecommunications and electric utility contractor. The Company intends to continue such operations.

     The terms of the acquisition of Northern were the result of arms'-length negotiations. The aggregate consideration for Northern consisted of the assumption of certain liabilities, 666,948 shares of the Company's Common Stock and $22.4 million in cash, which was funded under the Credit Facility.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of businesses acquired.

     The financial statements required by this item will be filed by amendment not later than April 27, 1999.

     (b)  Pro forma financial information.

     The pro forma financial information required by this item will be filed by amendment not later than April 27, 1999.

     (c)  Exhibits.

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  EXHIBIT
   NUMBER                                 DESCRIPTION
 --------                                 -----------
    2.1 Acquisition Agreement and Plan of Reorganization, dated February 12, 1999, by and among Quanta Services, Inc., Quanta I Acquisition, Inc., The Ryan Company, Inc., John P. Ryan, John P. Ryan 1998 Retained Annuity Trust, Kathleen M. Ryan and Leo S. McNamara, Trustees, David C. Varisco, Varisco Family Irrevocable Trust of 1998, John P. Ryan, Trustee, and David C. Varisco 1998 Retained Annuity Trust, John P. Ryan and Mary L. Varisco, Trustees.*

    2.2 Acquisition Agreement and Plan of Reorganization, dated February 16, 1999, by and among Quanta Services, Inc., Quanta II Acquisition, Inc., Northern Line Layers, Inc., Donald G. Bottrell, Teresa L. Bottrell, James R. Bennett and Marnie M. Bennett.*


________________________
    *Copies of omitted schedules and exhibits shall be furnished supplementally to the Commission upon request.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    QUANTA SERVICES, INC.


Date:  February 26, 1999            By: /s/ Brad Eastman
                                       ------------------------------------
                                         Brad Eastman
                                         Vice President and General Counsel

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